Exhibit 99.3
REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of April 20, 2011 (this “Agreement”), is made among ENSTAR GROUP LIMITED, a Bermuda company (the “Company”) and GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership (collectively, the “Shareholder”).
     A. The Company is a party to an Investment Agreement (the “Investment Agreement”), dated as of April 20, 2011, with the Shareholder, which provides, among other things, for the Shareholder to subscribe from the Company for (i) voting ordinary shares, par value $1.00 per share, of the Company (“Voting Common Shares”), (ii) Series A convertible non-voting preference shares, par value $1.00 per share, of the Company (“Non-Voting Preferred Shares”) (or, subject to the Non-Voting Common Shares Approval, Series C non-voting ordinary shares, par value $1.00 per share, of the Company (the “Non-Voting Common Shares” and, together with the Voting Common Shares, the “Common Shares”)) and (iii) warrants to purchase Non-Voting Preferred Shares (or, subject to the Non-Voting Common Shares Approval, Non-Voting Common Shares), in each case upon the terms and subject to the conditions set forth in the Investment Agreement.
     B. The Company has agreed to provide the registration rights set forth in this Agreement.
     C. Capitalized terms used in this Agreement and set forth in Section 10 are used as defined in Section 10. Capitalized terms used in this Agreement without definition shall have the respective meanings assigned to them in the Investment Agreement.
     Now, therefore, the parties hereto agree as follows:
     1. Demand Registrations.
     (a) Requests for Registration. At any time following the one (1) year anniversary of the date hereof, the Shareholder shall be entitled to make requests in writing that the Company effect the registration of all or any part of the Registrable Securities held by the Shareholder (a “Registration Request”). The Shareholder shall be entitled to make two (2) such Registration Requests. The Company will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered by the Shareholder in the Registration Request (a “Demand Registration”); provided, that the Company will not be required to effect a registration pursuant to this Section 1(a) unless the aggregate number of shares proposed to be registered constitutes at least 25% of the total number of Registrable Securities purchased by the Shareholder under the Investment Agreement, or if the total number of Registrable Securities then outstanding is less than such amount, all of the Registrable Securities then outstanding. The Company will not be obligated to effect any registration pursuant to this Section 1(a) more than once in any nine (9) month period. Except if expressly prohibited by applicable law, the Company will pay all Registration Expenses incurred in connection with any registration pursuant to this Section 1.
     (b) Limitation on Demand Registrations. A request for registration will not constitute the use of a Registration Request pursuant to Section 1(a) if (i) the Shareholder determines in good faith to withdraw (prior to the effective date of the Registration Statement relating to such request) the proposed registration, (ii) the Registration Statement relating to such request is not declared effective within ninety (90) days of the date such registration statement is first filed with the SEC, (iii) prior to the sale of at least 90% of the Registrable Securities included in the registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the SEC or other governmental agency, quasi-governmental agent or self-regulatory body or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the reasonable satisfaction of the holders of a majority of securities included in such registration statement within thirty (30) days of the date of such order, (iv) more than 20% of the Registrable Securities requested by the Shareholder to be included in the registration are not so included pursuant to Section 1(e); provided, that, notwithstanding the foregoing, the Shareholder shall nonetheless be permitted to include the number of Registrable Securities that the underwriter permits to be included in such registration, (v) the conditions to closing specified in any underwriting agreement or purchase agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material breach thereunder by the Shareholder), or (vi) the Company did not provide Full Cooperation in the case of an underwritten offering. Notwithstanding the foregoing but except if expressly prohibited by applicable law, the Company will pay all Registration Expenses in connection with any request for registration pursuant to Section 1(a) regardless of the application of this provision.
     (c) Restrictions on Demand Registrations. The Company may postpone for a reasonable period of time, not to exceed ninety (90) days, the filing or the effectiveness of a Registration Statement for a Demand Registration if the Company furnishes to the Shareholder a certificate signed by the Chief Executive Officer of the Company stating that the

Board of Directors of the Company has determined that such Demand Registration is reasonably likely to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets or any merger, amalgamation, consolidation, tender offer or similar transaction, or otherwise would have a material adverse effect on the business, assets, operations, prospects or financial condition of the Company; provided, that the Company may not effect such a postponement more than once in any 360-day period. If the Company so postpones the filing or the effectiveness of a Registration Statement, the Shareholder will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count as a Registration Request for the purposes of Section 1(a). Except if expressly prohibited by applicable law, the Company will pay all Registration Expenses incurred in connection with any such non-completed registration.
     (d) Selection of Underwriters. If the Shareholder intends to distribute the Registrable Securities covered by its Registration Request by means of an underwritten offering, the Shareholder will so advise the Company as a part of the Registration Request, and the Company will include such information in any notice sent by the Company to the Prior Holders with respect to such Registration Request. In such event, the Shareholder will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company’s approval which will not be unreasonably withheld, conditioned or delayed (and will not be withheld, conditioned or delayed in the case the selected underwriter is an Affiliate of the Shareholder). In connection with each underwritten Demand Registration, the Company shall cause there to be Full Cooperation.
     (e) Priority on Demand Registrations. Subject to the Company’s obligations under the Prior Registration Rights Agreement, the Company will not include in any underwritten registration pursuant to Section 1(a) any securities that are not Registrable Securities without the prior written consent of the Shareholder. If the managing underwriter advises the Company that in its opinion the number of Registrable Securities and Prior Holder Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering, including the price at which the securities can be sold, the Company will include in such offering the maximum number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, including the price at which the securities can be sold, which securities will be so included in the following order of priority: (i) first, Registrable Securities and Prior Holder Securities, pro rata among the respective holders thereof participating in such registration on the basis of the aggregate number of

Registrable Securities or Prior Holder Securities, as applicable, owned by each such holder on the date of such request or in such other manner as they may agree; (ii) second, securities the Company proposes to sell and (iii) third, any other securities of the Company that have been requested to be so included. Notwithstanding the foregoing, except as provided in the Prior Registration Rights Agreement, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.
     (f) Future Registration Rights. Except as provided in this Agreement, the Company will not grant to any holder or prospective holder of any securities of the Company registration rights with respect to such securities which are senior to or otherwise conflict in any material respect with the rights granted pursuant to this Section 1 without the prior written consent of the Shareholder; provided, that the foregoing shall not prevent the Company from granting additional demand or piggy back registration rights that are pari passu with the rights set forth in this Agreement, and any dilution of the registration rights herein resulting from any such pari passu rights shall not be deemed to conflict with the rights set forth herein.
     2. Piggyback Registrations.
     (a) Right to Piggyback. At any time after the date hereof, whenever the Company proposes to register Voting Common Shares (other than a registration pursuant to Section 1(a), a registration on Form S-4 or a registration relating solely to employee benefit plans), whether for its own account or for the account of one or more securityholders of the Company, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Shareholder of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within fifteen (15) days after the date of the Company’s notice (a “Piggyback Registration”). Once the Shareholder has made such a written request, it may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth (5th) day prior to the anticipated effective date of such Piggyback Registration. The Company may terminate or withdraw any registration initiated by it and covered by this Section 2 prior to the effectiveness of such registration, whether or not the Shareholder has elected to include

Registrable Securities in such registration, and except for the obligation to pay Registration Expenses pursuant to Section 2(c) the Company will have no liability to the Shareholder in connection with such termination or withdrawal. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 1 of this Agreement.
     (b) Underwritten Registration. If the registration referred to in Section 2(a) is proposed to be underwritten, the Company will so advise the Shareholder as a part of the written notice given pursuant to Section 2(a). In such event, the right of the Shareholder to registration pursuant to this Section 2 will be conditioned upon the Shareholder’s participation in such underwriting and the inclusion of the Shareholder’s Registrable Securities in the underwriting, and the Shareholder will (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the Shareholder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter.
     (c) Piggyback Registration Expenses. Except if expressly prohibited by applicable law, the Company will pay all Registration Expenses in connection with any Piggyback Registration, whether or not any registration or prospectus becomes effective or final.
     (d) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, including the price at which such securities can be sold, the Company will include in such registration the maximum number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, including the price at which such securities can be sold, which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities and Prior Holder Securities requested to be included in such registration, pro rata among the Shareholder and the Prior Holders of such securities on the basis of the number of Registrable Securities and Prior Holder Securities so requested to be included therein owned by each such holder or in such other manner as they may agree, and (iii) third, other securities requested to be included in such registration. Notwithstanding the foregoing, except as provided in the Prior Registration Rights Agreement, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) will determine in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.
     (e) Priority on Secondary Registrations. If a Piggyback Registration relates solely to an underwritten secondary registration on behalf of other holders of the Company’s securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, including the price at which such securities can be sold, the Company will include in such registration the maximum number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, including the price at which such securities can be sold, which securities will be so included in the following order of priority: (i) first, (A) the securities requested to be included therein by the holders requesting such registration and (B) the Registrable Securities and Prior Holder Securities pro rata among the holders thereof on the basis of the number of securities so requested to be included therein owned by each such holder or in such other manner as they may agree, and (ii) second, other securities requested to be included in such registration. Notwithstanding the foregoing, any employee of the Company or any subsidiary thereof will not be entitled to participate, directly or indirectly, in any such registration to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) will determine in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.
     (f) Other Registrations. If the Company files a Registration Statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such registration has not been withdrawn or abandoned, subject to the terms of the Prior Registration Rights Agreement, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the 1933 Act (except on Form S-4 or S-8 or any successor or similar forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days have elapsed from the effective date of the effectiveness of such Registration Statement.
     3. Registration Procedures. Subject to Section 1(c), whenever the Shareholder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will, as expeditiously as possible:
     (a) prepare and (within forty five (45) days after the end of the period within which requests for registration may be given to the Company pursuant hereto) file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings with the National Association of Securities Dealers and thereafter use its reasonable best efforts to cause such Registration Statement to become effective; provided, that before filing a Registration Statement or any amendments or supplements thereto, the Company will furnish to one firm of counsel selected by the Shareholder in accordance with Section 4(b) copies of all such documents proposed to be filed, which documents will be subject to review of such counsel at the Company’s expense. Unless such counsel earlier informs the Company that it has no objections to the filing of such Registration Statement, amendment or supplement, the Company will not file such Registration Statement, amendment or supplement prior to the date that is five Business Days from the date that such counsel received such document. The Company will not file any Registration Statement or amendment or post-effective amendment or supplement to such Registration Statement to which such counsel will have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or of the rules or regulations thereunder. The Company shall not permit any person acting on behalf of the Company to use any free writing prospectus (as defined in Rule 405 under the 1933 Act) in connection with any registration statement covering Registrable Securities, without the prior consent of the Shareholder, such consent not to be unreasonably withheld or delayed;
     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (i) not less than six (6) months or, if such Registration Statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the Shareholder set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the 1933 Act), and to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Shareholder set forth in such Registration Statement;

     (c) furnish to the Shareholder of the Registrable Securities being sold such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, all exhibits and other documents filed therewith and such other documents as the Shareholder may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by the Shareholder;
     (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Shareholder reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable the Shareholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Shareholder (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);
     (e) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable the Shareholder to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;
     (f) immediately notify the Shareholder and any underwriter(s), at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the occurrence of any event which will have the result that, the prospectus contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as promptly as practicable, prepare and furnish to the Shareholder and underwriter(s) a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
     (g) notify the Shareholder (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information and (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for any of such purposes;
     (h) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the Nasdaq;
     (i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;
     (j) enter into such customary agreements (including underwriting agreements with customary provisions) and take all such other actions as the Shareholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares);
     (k) make available for inspection by the Shareholder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Shareholder any or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Shareholder or any such underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, that the Shareholder will, and will use its commercially reasonable efforts to cause each such underwriter, accountant or other agent to enter into a customary confidentiality agreement in form and substance reasonably satisfactory to the Company; provided further, that such confidentiality agreement will not contain terms that would prohibit any such Person from complying with its obligations under applicable law or Nasdaq rules.
     (l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

     (m) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;
     (n) enter into such agreements and take such other actions as the Shareholder or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for and participating in such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;
     (o) obtain one or more comfort letters, addressed to the Shareholder (and, if such registration includes an underwritten public offering to the underwriters of such offering), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters;
     (p) provide legal opinions of the Company’s outside counsel, addressed to Shareholder (and, if such registration includes an underwritten public offering, to the underwriters of such offering), with respect to the Registration Statement and prospectus in customary form and covering such matters of the type customarily covered by legal opinions of such nature;
     (q) furnish to the Shareholder such information and assistance as the Shareholder may reasonably request in connection with any “due diligence” effort which the Shareholder deems appropriate; and
     (r) use its reasonable best efforts to take or cause to be taken all other actions, and do and cause to be done all other things, necessary or reasonably advisable to effect the registration of such Registrable Securities contemplated hereby.
     The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to the Shareholder by name, or otherwise identifies the Shareholder as the holder of any securities of the Company, without the consent of the Shareholder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law.
     The Company represents and warrants that no Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except that the Company makes no representation or warranty with respect to information relating to the Shareholder furnished in writing to the Company by or on behalf of the Shareholder specifically for inclusion therein).
     The Company may require the Shareholder to furnish the Company with such information regarding the Shareholder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.
     4. Registration Expenses.
     (a) Except as otherwise provided for herein, all expenses incidental to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees (including SEC registration and National Association of Securities Dealers filing fees), fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, transfer agent’s and registrar’s fees, cost of distributing prospectuses in preliminary and final form, as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the Company (all such expenses, “Registration Expenses”), will be borne by the Company. In addition, the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange or automatic quotation system on which similar securities issued by the Company are then listed (including the Nasdaq). Notwithstanding the foregoing, all Selling Expenses will be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.
     (b) In connection with each registration pursuant to Section 1 and each Piggyback Registration, the Company will reimburse the Shareholder for the reasonable fees and disbursements of one law firm, who will be chosen by the Shareholder.
     5. Indemnification.
     (a) The Company agrees to indemnify and hold harmless, and hereby does indemnify and hold harmless, the Shareholder, its affiliates and their respective officers, directors and partners and each Person who controls the Shareholder (within the meaning of the 1933 Act) against, and pay and reimburse such holder, affiliate, director, officer or partner or controlling person for any losses, claims, damages, expenses, liabilities, joint or several, to which such holder or any such affiliate, director, officer or partner or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any “issuer free writing prospectus” (as defined in 1933 Act Rule 433), (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any violation or alleged violation by the Company of any rule or regulation promulgated under the 1933 Act, the 1934 Act, the National Association of Securities Dealers or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse the Shareholder and each such affiliate, director, officer, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding or (iv) the failure to include, at the time of pricing any offering, the information required by Sections 12(a)(2) and 17(a)(2) of the 1933 Act; provided, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Shareholder expressly for use therein or by the Shareholder’s failure to deliver, to the extent required by law and except to the extent such failure results from a failure by the Company to comply with Section 3(f), a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the Shareholder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company, if requested, will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the 1933 Act) to at least the same extent as provided above with respect to the indemnification of the Shareholder.
     (b) In connection with any Registration Statement in which the Shareholder is participating, it will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and will indemnify and hold harmless the Company, its directors and officers, each other

Person who controls the Company (within the meaning of the 1933 Act) and each underwriter (to the extent required by such underwriter) against any losses, claims, damages, expenses, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, to which the Company or any such director or officer, any such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities, actions or proceedings arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Shareholder expressly for use therein, and the Shareholder will reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided, that the obligation to indemnify and hold harmless will be individual and several to the Shareholder and will be limited to the amount of net proceeds received by the Shareholder from the sale of Registrable Securities pursuant to such Registration Statement.
     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its prior written consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder except to the extent that such indemnifying party is materially prejudiced as a result of such failure to give notice.
     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.
     (e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Shareholder will be obligated to contribute pursuant to this Section 5(e) will be limited to an amount equal to the net proceeds to the Shareholder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Shareholder has otherwise been required to pay in respect of such loss, claim, damage, expense, liability or action or any substantially similar loss, claim, damage, expense, liability or action arising from the sale of such Registrable Securities).
     6. Participation in Underwritten Registrations.
     (a) The Shareholder may not participate in any registration hereunder that is underwritten unless it (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s); provided, that the Shareholder will not be required to sell more than the number of Registrable Securities that it has requested the

Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by the Shareholder’s failure to cooperate, will not constitute a breach by the Company of this Agreement). Notwithstanding the foregoing, the Shareholder will not be required to agree to any indemnification obligations on the part of the Shareholder that are materially greater than its obligations pursuant to Section 6(b).
     (b) The Shareholder agrees that, if it is participating in any registration hereunder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 3(f) above, the Shareholder will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until it receives copies of a supplemented or amended prospectus as contemplated by such Section 3(f). In the event the Company gives any such notice, the applicable time period during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6(b) to and including the date when the Shareholder will have received the copies of the supplemented or amended prospectus contemplated by Section 3(f).
     7. Rule 144.
     (a) Facilitation of Sales Pursuant to Rule 144. The Company covenants to the Shareholder that to the extent it shall be required to do so under the 1934 Act, the Company shall use its reasonable best efforts to (i) timely file the reports required to be filed by it under the 1934 Act or the 1933 Act (including the reports under Sections 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144), and (ii) make and keep public information available as those terms are understood and defined in Rule 144 under the 1933 Act, all to the extent required from time to time to enable the Shareholder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of the Shareholder in connection with its sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.
     (b) Availability of Rule 144 Not Excuse for Obligations under Section 2. The fact that the Shareholder may become eligible to sell its Registrable Securities pursuant to Rule 144 shall not (i) cause such

Securities to cease to be Registrable Securities or (ii) excuse the Company’s obligations set forth in this Agreement.
     8. Lock Up Agreements. In consideration for the Company agreeing to its obligations under this Agreement, the Shareholder agrees in connection with any registration of the Company’s securities (whether or not it is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days) beginning on the effective date of such registration as the Company and the underwriters may specify; provided, that nothing herein will prevent a Shareholder entity that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound; provided, further, that no such restrictions shall in any way limit the Shareholder or any of its Affiliates in engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of its respective business. The Company agrees to use its reasonable best efforts to work with the underwriters to limit any lock-up period under this Section 8 to the minimum number of days that the underwriters consider advisable.
     9. Term. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the consent of the Shareholder or its successor in interest, (b) the date on which no Registrable Securities of the Shareholder (or any transferee thereof) remain outstanding and (c) the dissolution, liquidation or winding up of the Company.
     10. Defined Terms. Capitalized terms when used in this Agreement have the following meanings:
     “1933 Act” means the Securities Act of 1933, as amended.
     “1934 Act” means the Securities Exchange Act of 1934, as amended.
     “Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated to close.

     “Full Cooperation” means, in connection with any underwritten offering, where, in addition to the cooperation otherwise required by this Agreement, (a) members of senior management of the Company (including the chief executive officer and chief financial officer) reasonably cooperate with the underwriter(s) in connection therewith and make themselves reasonably available to participate in “road-shows” and other customary marketing activities in such locations (domestic and foreign) as reasonably recommended by the underwriter(s) (including one-on-one meetings with prospective purchasers of the Registrable Securities) and (b) the Company prepares preliminary and final prospectuses for use in connection therewith containing such additional information as reasonably requested by the underwriter(s) (in additional to the minimum amount of information required by law, rule or regulation).
     “Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.
     “Prior Holder” means a “Holder” as defined in the Prior Registration Rights Agreement.
     “Prior Holder Securities” means those securities that constitute “Registrable Securities” under the Prior Registration Rights Agreement.
     “Prior Registration Rights Agreement” means the Registration Rights Agreement dated as of January 31, 2007 among Castlewood Holdings Limited, Trident II, L.P., Marsh & McLennan Capital Professionals Fund, L.P., Marsh & McLennan Employees’ Securities Company, L.P., J. Christopher Flowers, Dominic F. Silvester and the other shareholders of the Company set forth on the schedule of shareholders attached thereto.
     “Register,” “registered” and “registration” refers to a registration effected by preparing and filing a Registration Statement in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such Registration Statement, and compliance with applicable state securities laws of such states in which the Shareholder notifies the Company of its intention to offer Registrable Securities.
     “Registrable Securities” means (i) any Common Shares issued pursuant to the Investment Agreement or issuable upon the exercise, exchange or conversion of other securities of the Company issued pursuant to the Investment Agreement, (ii) any Common Shares issued upon exercise, exchange or conversion of any warrants, options, restricted stock units or other rights to acquire Common Shares (including through conversion of other securities of the Company) that are issued in connection with the Investment Agreement, (iii) any Non-Voting Preferred Shares issued pursuant to the Investment Agreement or (iv) any equity securities or warrants issued or issuable with respect to the securities referred to in the foregoing clauses (i) through (iii) by way of conversion, exercise or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the 1933 Act and disposed of in accordance with the Registration Statement covering them, (y) subject to Section 7(b), such Registrable Security has been sold by the Shareholder pursuant to Rule 144 under circumstances in which any legend borne by such Registrable Security relating to restrictions on transferability thereof, under the 1933 Act or otherwise, is removed by the Company; or (z) such Registrable Security shall cease to be outstanding. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion, exercise or exchange in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.
     “Registration Expenses” has the meaning set forth in Section 4.
     “Registration Request” has the meaning set forth in Section 1(a).
     “Registration Statement” means the prospectus and other documents filed with the SEC to effect a registration under the 1933 Act.
     “Rule 144” means Rule 144 under the 1933 Act or any successor or similar rule as may be enacted by the SEC from time to time, as in effect from time to time.
     “SEC” means the Securities and Exchange Commission.
     “Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder.
     11. Miscellaneous.
     (a) No Inconsistent Agreements. Subject to Section 1(f), the Company will not hereafter enter into any agreement with respect to its securities that is more favorable or is inconsistent or conflicts with or violates the rights granted to the Shareholder in this Agreement.
     (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Shareholder to include its Registrable Securities in a registration or qualification for sale by prospectus undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration or qualification (including, without limitation, effecting a share split or a combination of shares).
     (c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to equitable relief, including specific performance and injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.
     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Shareholder.
     (e) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, that the Shareholder may not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of the Company; provided, further, that no such prior written consent shall be required for an assignment to an affiliate of the Shareholder.
     (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.
     (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     (i) Governing Law. This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed in accordance with laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereinafter have to the laying of the venue of any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11(l) shall be deemed effective service of process on such party.
     EACH OF THE PARTIES HERETO HERBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     (j) Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or advisable to carry out the provisions of this Agreement and the transactions contemplated hereby.
     (k) Organizational Documents. Notwithstanding anything to the contrary herein, all applicable provisions of the Company’s Bye-Laws and Memorandum of Association (the “Organizational Documents”) shall apply to this Agreement and any actions taken hereunder as if set forth herein, and any conflict between the Organizational Documents and this Agreement shall be resolved in favor of the provisions of the Organizational Documents. The Company shall not amend or restate the Organizational Documents at any time in a manner that would conflict in any material respect with this Agreement, except to the extent required by applicable law. If any conflict between this Agreement and the Organizational Documents interferes in any material respect with the exercise of any Registration Request or other right or remedy hereunder, the Company shall use its reasonable best efforts to facilitate the exercise of such Registration Request or other right or remedy without conflict with the Organizational Documents.
     (l) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be to the Company and the Shareholder in the manner set forth in the Investment Agreement at the addresses set forth in the Investment Agreement (or at such other address or telecopy number as a party may designate to the other parties).
     (m) Entire Agreement. This Agreement, together with the Organizational Documents, contains the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and thereof.
     (n) No Waivers; Third Party Beneficiary Rights. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Nothing in this Agreement, express or implied, is intended to confer on any Person (other than the parties hereto and any permitted transferee under Section 11(e) hereof) and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under this Agreement.
     (o) Shareholder Actions. All actions by the Shareholder under this Agreement shall be taken jointly by the Shareholder entities party hereto, or their respective successors or assignees, based on the will of the holders of a majority of the Registrable Securities.
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     IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the above date.

ENSTAR GROUP LIMITED
By:	/s/ Paul J. O’Shea
	Name:	Paul O’Shea
	Title:	Director, Executive Vice President and Joint Chief Operating Officer

GSCP VI AIV NAVI, LTD.
By:	/s/ Sumit Rajpal
	Name:	Sumit Rajpal
	Title:	Vice President

GSCP VI OFFSHORE NAVI, LTD.
By:	/s/ Sumit Rajpal
	Name:	Sumit Rajpal
	Title:	Vice President

GSCP VI PARALLEL AIV NAVI, LTD.
By:	/s/ Sumit Rajpal
	Name:	Sumit Rajpal
	Title:	Vice President

GSCP VI EMPLOYEE NAVI, LTD.
By:	/s/ Sumit Rajpal
	Name:	Sumit Rajpal
	Title:	Vice President

GSCP VI GMBH NAVI, L.P.
By:	GSCP VI GBMH NAVI GP, LTD.
its general partner

By:	/s/ Sumit Rajpal
	Name:	Sumit Rajpal
	Title:	Vice President

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